UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. )
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PIKE ELECTRIC CORPORATION

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Wednesday, December 5, 2007. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following information is now available at www.investorEconnect.com for the 2007 Annual Meeting of Stockholders of Pike Electric Corporation: 2007 Proxy Statement2007 Annual Report on Form 10-K Proxy (to vote your shares) Letter to Stockholders To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before November 27, 2007. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com **If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. PIKE ELECTRIC CORPORATION 100 PIKE WAY MT. AIRY, NC 27030 PIKE ELECTRIC CORPORATION Vote In Person Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1PKE1

Meeting Location The Annual Meeting for holders as of 10/9/07 is to be held on 12/5/07 at 9:30 A.M. EST at: Bermuda Run Country Club 324 Bermuda Run Drive Bermuda Run, NC 27006 R1PKE2

Voting items The 2007 Annual Meeting of Stockholders of Pike Electric Corporation will be held on Wednesday, December 5, 2007 at 9:30 a.m. at the Bermuda Run Country Club, 324 Bermuda Run Drive, Bermuda Run, NC 27006, for the following purposes: 1. ELECTION OF DIRECTORS Nominees: 01) J. Eric Pike 02) Charles E. Bayless 03) Adam P. Godfrey 04) James R. Helvey III 05) Robert D. Lindsay 06) Daniel J. Sullivan 07) Louis F. Terhar 2. Proposal to approve the adoption of the Pike Electric Corporation 2008 Omnibus Incentive Compensation Plan. 3. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008. 4. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3 These items of business are more fully described in the Proxy Statement. The record date for the 2007 Annual Meeting is October 9, 2007. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com R1PKE3

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